UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported): September 4, 2013

NATURE’S SUNSHINE PRODUCTS, INC.

(Exact Name of Registrant as Specified in its Charter)

Utah	0-8707	87-0327982
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 East 1700 South, Provo, Utah	84606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 342-4300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Cautionary Statement Regarding Forward-Looking Statements

In addition to historical information, this report contains forward-looking statements.  Nature’s Sunshine may, from time to time, make written or oral forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements encompass Nature’s Sunshine’s beliefs, expectations, hopes, or intentions regarding future events.  Words such as “expects,” “intends,” “believes,” “anticipates,” “should,” “likely,” and similar expressions identify forward-looking statements.  All forward-looking statements included in this report are made as of the date hereof and are based on information available to the Company as of such date. Nature’s Sunshine assumes no obligation to update any forward-looking statement. Actual results will vary, and may vary materially, from those anticipated, estimated, projected or expected for a number of reasons, including, among others: further reviews of the Company’s financial statements by the Company and its Audit Committee; modification of the Company’s accounting practices; the outcome of the various inquiries, requests for documents and proceedings by government agencies; foreign business risks; industry cyclicality; fluctuations in customer demand and order pattern; changes in pricing and general economic conditions; as well as other risks detailed in the Company’s previous filings with the SEC.

Item 5.02              Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 6, 2013 Nature’s Sunshine Products, Inc. (the “Company”) issued a press release announcing the appointment of Mary Beth Springer to the Board of Directors.

On September 4, 2013, Ms. Springer’s was appointed as a director until the next shareholders’ meeting at which all directors are elected

Ms. Springer is currently a Board Member of Central Garden & Pet Company and on the Board of Trustees and Co-Chair of the Development Committee of Bryn Mawr College. Ms. Springer held various positions at The Clorox Company from 1990 to 2011, including Executive Vice President and General Manager from 2009 to 2011; Group Vice President, Chief Strategy and Growth Officer from 2007 to 2009; Group Vice President and General Manager from 2005 to 2007; Vice President and General Manager from 2002 to 2004; and Vice President, Marketing from 2000 to 2002. Ms. Springer received her A.B. from Bryn Mawr College, and her M.B.A. from Harvard Business School.

Item 9.01                                           Financial Statements and Exhibits

(d)                                 The following documents are filed as exhibits to this report:

Item No.	Exhibit
99.1	Press Release issued by Nature’s Sunshine Products, Inc., dated September 6, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 9, 2013	NATURE’S SUNSHINE PRODUCTS, INC.

	By:	/s/ Stephen M. Bunker
Stephen M. Bunker
Vice President, Chief Financial Officer, and
Treasurer